UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[✓] Preliminary Proxy Statement

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[ ] Definitive Proxy Statement

[ ] Soliciting Material Pursuant to Sect. 240.14a-12

KLONDIKE STAR MINERAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

  Title of each class of securities to which transaction applies: Common

  Aggregate number of securities to which transaction applies:

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  Proposed Maximum Aggregate Value of Transaction: N/A

  Total Fee Paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11)a_)2_ and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

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  Date Filed

KLONDIKE STAR MINERAL CORPORATION

2009 Iron Street

Bellingham, WA 98225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 7, 2005

Dear Shareholders:

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Klondike Star Mineral Corporation (the "Company") for use at the Company's special meeting of Shareholders, to be held at 9:30 a.m., November 7, 2005 and at any adjournment thereof (the "Meeting"). Shares of capital stock of the Company entitled to vote at the Meeting which are represented by properly executed and dated proxies returned prior to the Meeting will be voted at the meeting in accordance with the specifications thereon. If the proxy is signed without specifying choices, the proxy will be voted FOR the proposals contained herein. The proxy also confers discretionary authority on the persons designated therein to vote on other business, not currently contemplated, which may come before the Meeting. Any shareholder giving a proxy has the right to revoke it by giving written notice to the Secretary of the Company or by duly executing and delivering a proxy bearing a later date or by attending the Meeting and giving oral notice to the Secretary at any time prior to the voting.

A complete list of the shareholders entitled to vote at the Meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder, will be kept open at the offices of the Company at 2009 Iron Street, Bellingham, Washington, for examination by any shareholder during business hours for a period of ten (10) days immediately prior to the Meeting.

The cost of the solicitation of proxies for the Meeting will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers, and employees of the Company may solicit proxies personally. The Company will request banks, brokerage houses and other custodians, nominees or fiduciaries holding stock in their names for others to send proxy materials to, and to obtain proxies from, their principals. The cost of preparing, printing, assembling, and mailing the Notice of Special Meeting, this Proxy statement, the form of proxy enclosed herewith, and any additional material, the cost of forwarding solicitation material to the beneficial owners of stock, and other costs of solicitation are to be borne by the Company.

This Proxy Statement and accompanying form of proxy will first be sent to shareholders on or about October 24, 2005.

A special meeting of shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), will be held on November 7, 2005, at 9:30 a.m. local time, at the offices of Parsons Law Firm, 2070 Skyline Tower, 10900 NE 4th Street, Bellevue, Washington, 98004, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to allow the Board of Directors the authority to approve splits of the Company's Common Stock at such future dates and under such terms at it deems necessary.

2. To consider and vote upon a proposal to give the Board of Directors authority to issue shares of the Company"s preferred stock at such time and under such conditions as it deems necessary and without the need to seek additional shareholder approval.

3. To elect all members of the Board of Directors.

4. To approve Williams & Webster, P.S. as the Company"s independent auditors for the coming year;

5. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 3, 2005 will be entitled to receive this Information Statement and notice of the Special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Hans Boge

Hans Boge, President

Signed at: Bellingham, WA

Date: September 23, 2005

KLONDIKE STAR MINERAL CORPORATION

2009 IRON STREET

BELLINGHAM, WA 98225

INFORMATION STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 7, 2005

INTRODUCTION

This Information Statement is being furnished to the shareholders of Klondike Star Mineral Corporation, a Delaware corporation (the "Company"), to inform them of the special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on November 7, 2005 at the offices of Parsons Law Firm, 2070 Skyline Tower, 10900 NE 4th Street, Bellevue, Washington, 98004, at 9:30 a.m. local time. Only shareholders of record at the close of business on October 3, 2005 (the "Record Date") will be entitled to receive this Information Statement and to vote at the Special Meeting. This Information Statement and the Notice of Special Meeting are first being mailed to the Company's shareholders on or about October 24, 2005.

At the Special Meeting, holders of common stock (the "Common Stock") of the Company will be asked:

1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to allow the Board of Directors to approve splits of the Company"s Common Stock at such future dates and under such terms at it deems necessary.

2. To consider and vote upon a proposal to give the Board of Directors authority to issue shares of the Company"s preferred stock at such time and under such conditions as it deems necessary, and without the need to seek additional shareholder approval.

3. To elect all members of the Board of Directors.

4. To approve Williams & Webster, P.S. as the Company"s independent auditors for the coming year;

The cost of printing and distributing this Information Statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this Information Statement to beneficial owners of the Common Stock) will be paid by the Company.

The Company's principal executive offices are located at 2009 Iron Street, Bellingham, WA 98225.

INFORMATION REGARDING THE PROPOSALS

GENERAL

The proposal to amend the Company's Articles of Incorporation is described below.

AMENDMENT OF ARTICLES OF INCORPORATION TO ALLOW BOARD OF DIRECTORS TO AUTHORIZE SPLITS OF THE COMPANY"S COMMON STOCK

Purpose: The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to allow the Board of Directors the authority to authorize splits of the Company"s Common Stock at such future dates at it deems necessary. The Board of Directors believes that this authorization is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the Board of Directors determines in its discretion.

The Articles of Incorporation will be amended to read as follows:

Sixth Article is changed to read as follows:

SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by-laws. The Board of Directors shall have the power to increase or decrease its authorized capital stock or to reclassify the same, by changing the number, par value, designations, preferences, or relative, participating, optional, or other special rights of the shares, or the qualifications, limitations or restrictions of such rights, or by changing shares with par value into shares without par value, or shares without par value into shares with par value either with or without increasing or decreasing the number of shares, or by subdividing or combining the outstanding shares of any class or series of a class of shares into a greater or lesser number of outstanding shares

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of amending the Articles of Incorporation, granting the Board of Directors the authority to make changes to the Company"s Common Stock, as it deems necessary.

AUTHORITY FOR BOARD OF DIRECTORS TO ISSUE SHARES OF PREFERRED STOCK WITHOUT FURTHER SHAREHOLDER APPROVAL

Purpose: The Company"s Board of Directors has unanimously adopted a resolution to seek shareholder approval for the issuance of preferred shares at the discretion of the Board of Directors, and without the need for further shareholder approval. Shares of Preferred Stock would be issued at such times and under such terms and conditions as the Board deems necessary.

The Company is authorized to issue 20,000,000 shares of $0.0001 par value preferred stock. Each preferred share is convertible to 10 common shares of common stock, non-cumulative and non-dividend bearing. The Company"s board of directors will determine the specific features of each additional issuance of preferred shares. As of August 15, 2005, the Company had 2,000,000 shares of preferred convertible stock issued and outstanding.

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock and Preferred Stock are not entitled to dissenters' rights in connection with the issuance of additional preferred shares. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of granting the Board of Directors the authority to issue additional shares of Preferred Stock, as it deems necessary.

ELECTION OF THE BOARD OF DIRECTORS

As of the Record Date, the Board of Directors consists of two individuals: Hans Boge and Don Flinn. The following names and background information are provided for all persons nominated to serve on the Company"s Board of Directors:

Name	Positions Held	Date of Election or Designation
Hans Boge	President, Secretary, Director	September, 2003
Don Flinn	Director	February, 2004

Background Information:

Hans Boge, P. Eng. Mr. Boge is founder and President of Boge and Boge (1980) Ltd., a consulting engineering firm started in 1976. The company's major clients in the mining sector include Hudson's Bay Mining and Smelting and INCO. In the gold mining sector, customers included Placer Dome, Campbell Red Lake Mines, Dickensen Mines (now GoldCorp), and Bissett Gold Mine.

Don Flinn, P. Eng. Mr. Flinn is a civil engineer, with over 35 years business experience in both the private and public sector. Mr. Flinn is Managing Director of Energy Solutions Centre, Inc. in Whitehorse, Yukon. Energy Solutions Centre has won several national awards for its performance in the energy conservation field. Mr. Flinn is past President, Association of Professional Engineers of Yukon. He is a Member of the Canadian Standards Association (CSA), serves on the technical review committee for the Canadian GeoExchange Coalition, and is President, CEO of Innovative Construction Technologies, Inc., a business specializing in modular structures.

A vote FOR is a vote in favor of electing the nominated Directors until the next Annual Meeting.

Compliance with Section 16(a) of the Exchange Act: As of the Record Date, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's common stock, who failed to file on a timely basis reports required by section 16(a) during the most recent fiscal year or prior years.

No Dissenters' Rights: Pursuant to the Delaware statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

NOMINATION OF WILLIAMS & WEBSTER P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR

The Company's Board of Directors has selected Williams & Webster, P.S. to serve as the Company's independent auditors for all audit work associated with the preparation of the Company's financial statements during the year ending February 28, 2006. The Board of Directors has determined that the Company's auditors for the year ending February 28, 2006, are suitably independent, and are well versed in Generally Accepted Accounting Practices and securities reporting requirements. The Company does not expect a representative of Williams & Webster, P.S. to attend the Shareholder Meeting.

Audit Fees: The Company was billed $12,000 for the audit of its annual financial statements for the year ended February 28, 2005.

Financial Information Systems Design and Implementation Fees: The Company has paid $_0___ for directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; order signing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All other fees: Fees paid for services not previously described totaled: $0.00.

No Dissenters' Rights: Pursuant to the Delaware Statutes, the holders of the Company's Common Stock are not entitled to dissenters' rights in connection with this Election. Furthermore, the Company does not intend to independently provide those shareholders with any such rights.

A vote FOR is a vote in favor of appointing Williams & Webster, P.S. as the Company's auditors until the next Annual Meeting.

OTHER BUSINESS

At the date of this Proxy Statement, the Company knows of no other matters to be brought before the Meeting. If other matters should properly come before the Meeting, discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the Articles of Incorporation and take all other proposed actions which is not shared by all other holders of the Company's Common Stock. See "Security Ownership of Certain Beneficial Owners and Management."

DESCRIPTION OF CAPITAL STOCK

The authorized capital stock of the Company consists of the following:

Authorized and Outstanding Capital Stock

The Company has authorized 80,000,000 shares of Common Stock par value of one tenth of one-cent ($.001), of which 20,973,800 shares are issued and outstanding or authorized to be issued. The Company has authorized 20,000,000 shares of Preferred Stock of which there are 2,000,000 shares authorized to be issued.

As of February 29, 2005, there were eighty-three (83) holders of record of Common Stock. The Company's stock trades on the OTCBB under the symbol KDSM.

The following summary of certain provisions of the Common Stock does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Company's Amended and Restated Articles of Incorporation, and Bylaws, copies of which will be provided to qualified prospective investors as part of the subscription procedures, where such rights are set forth in full, and by the provisions of applicable law.

Common Stock

The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. The holders of Common Stock are entitled to receive such dividends, if any, as may be declared by the Board of Directors from funds legally available for the payment of dividends. In the event of a dissolution or liquidation of the Company, the holders of Common Stock are entitled to receive all assets of the Company available for distribution to the Company's stockholders. Holders of Common Stock have no conversion or redemption rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 22, 2005, the beneficial ownership of the Company's Common Stock (i) by any person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each Director and executive officer and (iii) by all Directors and executive officers as a group. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is 2009 Iron Street, Bellingham, Washington 98225.

	SHARES
	OF	PERCENT
	COMMON	OF
NAME	STOCK	OWNERSHIP

Nazir Maherali	9,000,000	40.8%
#11 - 31550 South Fraser Way
Abbotsford, BC V2T 4C6

Cede & Co.	2,167,990	9.8%
Kluane Basic Industries, LTD	1,800,000	8.2%
Swisspulse Corporate Investment AG	1,800,000	8.2%
Directors and Officers as a group	Nil	Nil

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows all salary and payments to each of the Company's directors and officers.

Name and principal position	Year	Annual Compensation			Long-term compensation
						Awards		Payouts
Don Flinn, Director	2005	0	0	0	0	500,000	0	0
Hans Boge, President, Secretary, Director	2005	0	0	0	0	700,000	0	0

Following is information pertaining to stock options granted to the Company's executive officers and directors:

Name	Number of Securities Underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration Date
Don Flinn	300,000	37.5%	$1.00/share
Hans Boge	500,000	62.5%	$1.00/share

.

BOARD OF DIRECTORS - COMMITTEES

2004 Committee Meetings

During the fiscal year ended February 28, 2005, the Board of Directors met approximately four (4) times. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served.

Audit Committee

The Company's Board of Directors has not appointed an Audit Committee.

The Company's common stock trades on the OTC Bulletin Board under the symbol KDSM. Thus, Klondike Star is not subject to NASDAQ audit committee requirements.

The Company's Articles of Incorporation do not set forth separate functions of the Audit Committee.

AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at http://www.sec.gov. Any shareholder may also receive a copy of any report by contacting the Company by mail at 2009 Iron Street, Bellingham, WA 98225. The Company will provide the documents incorporated by reference without charge upon such written or oral request.

REQUEST TO VOTE, SIGN AND RETURN PROXIES

Please vote, date and sign the enclosed Proxy and return it at your earliest convenience. Any change of your proxy once you have signed it and sent it in will require a ten (10) day change of notice to the Company. Proxies may be returned via regular mail or facsimile to the Company's transfer agent, Signature Stock Transfer, Attention Jason Bogutski, One Preston park, 2301 Ohio Drive, Suite 100, Plano, TX 75096, (972) 612-4122 (fax).

Voting Procedures

Quorum and Voting

In accordance with the Bylaws of the Company, the presence in person or by proxy of a majority of the total number of outstanding shares of common stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the election of the Board of Directors as presented in the Proxy Statement, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting.

Under applicable law and the Company's Bylaws, if a quorum is present at the Meeting, the election of the proposals will be approved if the shares voting in favor of each specified proposal exceed the shares voting against. Each stockholder will be entitled to one vote for each share of Common Stock held in the approval of each Proposal. Any other matter submitted to a vote of the stockholders at the Meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof.

DATED: September 23, 2005

By the Order of the Board of Directors

/s/ Hans Boge

Chairman of the Board

PROXY

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

KLONDIKE STAR MINERAL CORPORATION

TO BE HELD NOVEMBER 7, 2005

By completing and returning this proxy to Klondike Star Mineral Corporation (the "Company"), you will be designating Hans Boge, the President of the Company, to vote all of your shares of the Company's common stock as indicated below. Proxies may be returned via regular mail or facsimile to the Company's transfer agent, Signature Stock Transfer, One Preston Park, 2301 Ohio Drive, Suite 100, Plano, TX 75096, (972) 612-4122 (fax).

Please complete this proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and returning it to the Company.

The undersigned expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

This proxy is being solicited by, and the proposals referenced in the Proxy Statement, are being proposed by the Board of Directors of the Company. The proposals to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.

As of October 3, 2005, which is the record for determining the stockholders who are entitled to notice of and to vote at the meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "For" the Amendment to the Articles of Incorporation. Unless indicated below, by completing and signing this proxy, the stockholder grants to Hans Boge the discretion to vote in accordance with his best judgment on any other matters that may be presented and the meeting.

_____ Withhold direction to vote on any other matter presented at the meeting.

PROPOSAL 1 - AUTHORIZATION TO ALLOW THE BOARD OF DIRECTORS THE AUTHORITY TO APPROVE SPLITS OF THE COMPANY'S COMMON STOCK. Shall the Board of Directors be authorized to amend the Articles of Incorporation to grant authority to the Board of Directors to approve splits of the Company's common stock without shareholder approval:

YES         NO      ABSTAIN

_____     _____     _____

PROPOSAL 2 - AUTHORIZATION TO ALLOW THE BOARD OF DIRECTORS TO ISSUE ADDITIONAL SHARES OF PREFERRED STOCK AT SUCH TIMES AND UNDER SUCH CONDITIONS AS IT DEEMS NECESSARY. Shall the Board of Directors be granted the authority to issue additional shares of Preferred Stock at such times and under such conditions as it deems necessary?

YES         NO      ABSTAIN

_____     _____     _____

PROPOSAL 3 -ELECTION OF DIRECTORS. Shall the following be elected to the Board of Directors until the next Special Meeting of shareholders:

                    YES         NO      ABSTAIN

Hans Boge   _____     _____     _____

Don Flinn     _____     _____     _____

PROPOSAL 4 - APPOINTMENT OF WILLIAMS & WEBSTER, P.S. AS AUDITORS. Shall Williams & Webster, P.S. be appointed as independent auditors for the Company:

YES         NO      ABSTAIN

_____     _____     _____

___________________________________                                                                 ____________________________________

Shareholder Signature                                                                                                     Shareholder Signature

Printed Name:______________________                                                                     Printed Name:________________________

Number of Shares: _________________